ANNUAL REPORT

                                                                  April 17, 1998
Dear Shareholder,
   We are pleased to present you with the annual report for the PaineWebber Money Market Fund (the "Fund") for the fiscal year ended February 28, 1998.


GENERAL MARKET OVERVIEW
================================================================================

   The bond markets pulled back briefly when the Federal Reserve raised short-term interest rates in March 1997. Within a month, however, market sentiment turned extremely bullish on good reports of both modest inflation and modest economic growth. The bond markets entered a rally that lasted through the fall.

   Then in October came the crisis in the Asian markets. Investors "fled to quality," sparking a surge in demand for U.S. bonds that continued through December. The Federal Reserve left rates alone and market rates gradually declined through the end of the year. Municipal bonds rose on the surge as well, although they lagged the Treasury market. Long maturities led the municipal rally as yields declined across the curve.

   Interest rates continued to fall in January 1998 and the yield curve steepened as shorter maturities rallied more than longer maturities. The flight to quality in reaction to the Asian crisis continued and economic growth and inflation continued to support the bond market. The market sold off in February after Federal Reserve Chairman Alan Greenspan all but ruled out lower interest rates in the first half of 1998. Intermediate maturities (between two and five years) underperformed the short and long ends of the curve.

   The Fed is trying to discern the net effect of the countervailing forces at work in the markets. The domestic economy is strong, as evidenced by stock prices, housing, employment, income growth and consumer confidence. However, the Asian situation still looms on the horizon.

PORTFOLIO REVIEW
================================================================================

PERFORMANCE
   The Fund's current yields were 4.13% for Class A shares, 3.63% for Class B shares and 3.67% for Class C shares for the seven-day period ended February 28, 1998.

PORTFOLIO HIGHLIGHTS
   The Fund invests in high-quality, short-term money market instruments such as commercial paper, medium-term notes, U.S. Treasuries, U.S. government agencies, bankers' acceptances and certificates of deposit. The Fund maintained a weighted average maturity of 51 days as of February 28, 1998, at the IBC Financial Data average for similar money market funds. We kept the Fund's maturity at the average to maintain liquidity due to the volatility in assets. We also took advantage of market volatility by purchasing securities when rates rose and prices fell.


PAINEWEBBER
MONEY MARKET FUND

FUND HOLDINGS
(as percent of portfolio assets,
February 28, 1998)*


[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]

Commercial Paper ......................   75.3%
Certificates of Deposit ...............    7.8%
Short-Term Corporate Obligations ......    6.5%
U.S. Government & Agency Obligations ..    5.2%
Bank Notes ............................    5.2%

* Allocations subject to change

ANNUAL REPORT


PAINEWEBBER
MONEY MARKET FUND
PROFILE

GOAL:
Principal stability and current income

PORTFOLIO MANAGER:
Susan P. Ryan,
Mitchell Hutchins Asset Management Inc.

TOTAL NET ASSETS:
$33.0 million as of
February 28, 1998

DIVIDEND PAYMENTS:
Monthly


OUTLOOK
================================================================================
   We think 1998 will be a strong year for the U.S. bond markets. The U.S. economy is slowing slightly due to Asia, though the effects will not show up in economic statistics for a while. Inflation is likely to run at a 1.5% annual rate. The Federal budget is now running a surplus, which should reduce government borrowing and ease the upward pressure on market interest rates. We think rates could fall 10-30 basis points if present conditions persist.

   Since volatility of short-term assets is still a concern, we currently expect to try to maintain the Fund's weighted average maturity around the IBC Financial Data average number of days. Although we are interested in maintaining higher yields, we will not do so by sacrificing the Fund's emphasis on credit, quality and liquidity.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

   For a quarterly FUND PROFILE on the PaineWebber Money Market Fund or another fund in the PaineWebber Family of Funds1, please contact your investment executive.

Sincerely,


/s/Margo N. Alexander               /s/Dennis L. McCauley
---------------------               ---------------------
MARGO N. ALEXANDER                  DENNIS L. MCCAULEY
President                           Managing Director and
Mitchell Hutchins                   Chief Investment Officer --
Asset Management Inc.               Fixed Income
                                    Mitchell Hutchins Asset Management Inc.


/s/Susan P. Ryan
----------------
SUSAN P. RYAN
Senior Vice President
Mitchell Hutchins Asset Management Inc.




   This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended February 28, 1998, and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.


--------------
   1 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PAINEWEBBER MONEY MARKET FUND



STATEMENT OF NET ASSETS                                        FEBRUARY 28, 1998



  PRINCIPAL
   AMOUNT                                                    MATURITY               INTEREST
    (000)                                                      DATES                  RATES               VALUE
  --------                                                   ---------              ---------          ---------

U.S. GOVERNMENT AGENCY OBLIGATIONS--5.30%
    $ 750   Federal Home Loan Bank ..................        07/08/98                  5.760%         $  750,166
    1,000   Federal National Mortgage Association ...        03/03/98                  5.459*          1,000,000
                                                                                                      ----------
Total U.S. Government Agency Obligations
     (cost--$1,750,166) .............................                                                  1,750,166
                                                                                                      ----------

BANK NOTES--5.30%

DOMESTIC--5.30%
      750   FCC National Bank .......................        01/07/99                  5.700             749,816
    1,000   LaSalle National Bank ...................        04/13/98                  6.230           1,000,000
                                                                                                      ----------
Total Bank Notes (cost--$1,749,816) .................                                                  1,749,816
                                                                                                      ----------

CERTIFICATES OF DEPOSIT--8.03%

DOMESTIC--4.54%
      500   Bankers Trust Company ...................        09/09/98                  5.950             499,872
    1,000   Morgan Guaranty Trust Company ...........        03/19/98                  5.910             999,981
                                                                                                      ----------
                                                                                                       1,499,853
                                                                                                      ----------

YANKEE--3.49%
      400   Credit Agricole Indosuez ................        02/18/99                  5.650             400,000
      750   Societe Generale ........................        03/19/98                  5.690             750,016
                                                                                                      ----------
                                                                                                       1,150,016
                                                                                                      ----------
Total Certificates of Deposit (cost--$2,649,869) ....                                                  2,649,869
                                                                                                      ----------

COMMERCIAL PAPER@--77.03%

ASSET-BACKED--4.37%
    1,454   Triple-A One Funding Corporation ........  04/08/98 to 05/13/98      5.490 to 5.520        1,442,838
                                                                                                      ----------
AUTO & TRUCK--9.99%
    1,800   Ford Motor Credit Company ...............        03/11/98                  5.480           1,797,260
    1,500   General Motors Acceptance Corporation ...        03/06/98                  5.500           1,498,854
                                                                                                      ----------
                                                                                                       3,296,114
                                                                                                      ----------

BANKING--12.28%
    1,000   Abbey National North America ............        04/07/98                  5.480             994,368
    1,000   B.B.V. Finance (Delaware) Incorporated ..        04/07/98                  5.480             994,368
    1,074   BBL North America Incorporated ..........        03/02/98                  5.700           1,073,830
    1,000   Citicorp ................................        05/05/98                  5.540             989,997
                                                                                                      ----------
                                                                                                       4,052,563
                                                                                                      ----------

                                                                               3

PAINEWEBBER MONEY MARKET FUND



  PRINCIPAL
   AMOUNT                                                    MATURITY               INTEREST
    (000)                                                      DATES                  RATES               VALUE
  --------                                                   ---------              ---------          ---------

COMMERCIAL PAPER@ (CONCLUDED)

BROKER-DEALER--6.04%
   $1,000   Goldman Sachs & Company .................        04/07/98                  5.470%         $  994,378
    1,000   Merrill Lynch & Company, Incorporated ...        03/17/98                  5.490             997,560
                                                                                                      ----------
                                                                                                       1,991,938
                                                                                                      ----------

BUILDING MATERIALS--3.01%
    1,000   Sherwin-Williams Company ................        04/06/98                  5.460             994,540
                                                                                                      ----------

BUSINESS SERVICES--3.32%
    1,100   Block Financial Corporation .............        03/27/98                  5.480           1,095,646
                                                                                                      ----------

FINANCE-CONDUIT--4.52%
    1,000   Compagnie Bancaire
            USA Funding Corporation .................        03/10/98                  5.770             998,557
      500   Svenska Handelsbanken                            06/03/98                  5.480             492,846
                                                                                                      ----------
                                                                                                       1,491,403
                                                                                                      ----------

FINANCE-CONSUMER--5.44%
    1,800   Household Finance Corporation ...........        03/12/98                  5.480           1,796,986
                                                                                                      ----------

FINANCE-DIVERSIFIED--3.03%
    1,000   Associates Corporation of North America .        03/09/98                  5.470             998,784
                                                                                                      ----------

FINANCE-INDEPENDENT--4.53%
    1,500   National Rural Utilities Cooperative
              Finance Corporation ...................        03/26/98                  5.680           1,494,083
                                                                                                      ----------

FINANCE-SUBSIDIARY--1.50%
      500   Deutsche Bank Financial Incorporated ....        04/17/98                  5.540             496,384
                                                                                                      ----------

FOOD, BEVERAGE & TOBACCO--3.00%
    1,000   Coca Cola Company .......................        05/07/98                  5.430             989,894
                                                                                                      ----------

INSURANCE--14.51%
    1,800   American General Corporation ............        03/10/98                  5.480           1,797,534
    1,500   Prudential Funding Corporation ..........        03/05/98                  5.480           1,499,087
    1,500   USAA Capital Corporation ................        04/06/98                  5.490           1,491,765
                                                                                                      ----------
                                                                                                       4,788,386
                                                                                                      ----------

MISCELLANEOUS--1.49%
      500   Beta Finance Incorporated ...............        05/26/98                  5.490             493,443
                                                                                                      ----------
Total Commercial Paper (cost--$25,423,002) ..........                                                 25,423,002
                                                                                                      ----------

PAINEWEBBER MONEY MARKET FUND



  PRINCIPAL
   AMOUNT                                                    MATURITY               INTEREST
    (000)                                                      DATES                  RATES               VALUE
  --------                                                   ---------              ---------          ---------

SHORT-TERM CORPORATE OBLIGATIONS--6.67%

BROKER-DEALER--2.12%
    $ 500   Bear Stearns Companies, Incorporated ....        03/03/98                  5.699%*        $  500,000
      200   Lehman Brothers Holdings Incorporated ...        11/10/98                  6.590             200,837
                                                                                                      ----------
                                                                                                         700,837
                                                                                                      ----------

COMPUTERS--1.52%
      500   IBM Credit Corporation ..................        03/03/98                  5.879*            500,000
                                                                                                      ----------

MISCELLANEOUS--3.03%
    1,000   Beta Finance Incorporated ...............        11/16/98                  5.870           1,000,000
                                                                                                      ----------
Total Short-Term Corporate Obligations
  (cost--$2,200,837) ................................                                                  2,200,837
                                                                                                      ----------
Total Investments (cost--$33,773,690 which
  approximates cost for federal income
  tax purposes)--102.33% ............................                                                 33,773,690
Liabilities in excess of other assets--(2.33)% ......                                                   (767,529)
                                                                                                      ----------
Net Assets (applicable to 12,981,964, 14,725,500
  and 5,310,041 shares of Class A, Class B,
  and Class C, respectively, each equivalent
  to $1.00 per share)--100.00% ......................                                                 $33,006,161
                                                                                                      ===========




----------
* Variable rate securities-maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of February 28, 1998, and reset periodically.
@  Interest rates shown are discount rates at date of purchase.



                      Weighted average maturity -- 51 days



                 See accompanying notes to financial statements

PAINEWEBBER MONEY MARKET FUND


STATEMENT OF OPERATIONS


                                                                 FOR THE YEAR
                                                                     ENDED
                                                               FEBRUARY 28, 1998
                                                                --------------
INVESTMENT INCOME:
Interest ......................................................   $ 2,305,518
                                                                  -----------

EXPENSES:
Investment advisory and administration ........................       202,449
Service fees--Class A .........................................        38,643
Service and distribution fees--Class B ........................       141,332
Service and distribution fees--Class C ........................        46,409
Legal and audit ...............................................        70,201
State registration fees .......................................        68,744
Reports and notices to shareholders ...........................        58,908
Transfer agency and service fees ..............................        45,745
Directors' fees ...............................................        10,500
Custody and accounting ........................................         4,024
Other expenses ................................................         9,475
                                                                  -----------
                                                                      696,430
                                                                  -----------
NET INVESTMENT INCOME .........................................     1,609,088
NET REALIZED LOSS FROM INVESTMENT TRANSACTIONS ................          (327)
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........   $ 1,608,761
                                                                  ===========



STATEMENT OF CHANGES IN NET ASSETS


                                                                                         FOR THE YEARS ENDED
                                                                                            FEBRUARY 28,
                                                                                      --------------------------
                                                                                         1998           1997
                                                                                      -----------    -----------

FROM OPERATIONS:
Net investment income ..........................................................     $ 1,609,088    $ 1,613,777
Net realized gain (loss) from investment transactions ..........................            (327)         7,764

Net increase in net assets resulting from operations ...........................       1,608,761      1,621,541
                                                                                     -----------    -----------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class A .................................................        (663,134)      (631,332)
Net investment income--Class B .................................................        (713,255)      (804,674)
Net investment income--Class C .................................................        (232,699)      (177,771)
                                                                                     -----------    -----------
                                                                                      (1,609,088)    (1,613,777)
                                                                                     -----------    -----------
NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .....................      (2,693,832)   (20,388,584)
                                                                                     -----------    -----------
Net decrease in net assets .....................................................      (2,694,159)   (20,380,820)


NET ASSETS:
Beginning of year ..............................................................      35,700,320     56,081,140
                                                                                     -----------    -----------
End of year ....................................................................     $33,006,161    $35,700,320
                                                                                     ===========    ===========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   PaineWebber Master Series, Inc. ("Master Series") was incorporated in Maryland on October 29, 1985 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified series investment company which currently offers two series of shares: PaineWebber Money Market Fund ("Fund") and PaineWebber Balanced Fund. The financial statements for PaineWebber Balanced Fund are not included herein.

   The Fund offers Class A, Class B and Class C shares. Each class represents interests in the same assets of the Fund and the classes are identical except for differences in their sales charge structure, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares automatically convert to Class A shares approximately six years after initial issuance. All classes of shares have equal voting privileges, except that each class has exclusive voting rights with respect to its service and/or distribution plan. All classes of shares may be obtained only through an exchange of shares of the corresponding class of other PaineWebber mutual funds.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION AND ACCOUNTING FOR INVESTMENTS--Investments are valued at amortized cost which approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber and investment adviser and administrator of the Fund.

   NET INVESTMENT INCOME AND INVESTMENT TRANSACTIONS--Income and expenses (excluding class-specific expenses) are allocated proportionately to each class of shares based upon the relative net asset value of dividend-eligible shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Realized gains and losses are allocated proportionately to each class of shares based upon the relative value of shares outstanding at the beginning of the day (after adjusting for current capital share activity of the respective classes).
Class-specific expenses are charged directly to the applicable class of shares.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS


CONCENTRATION OF RISK
   The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

INVESTMENT ADVISER AND ADMINISTRATOR
   The Board of Directors of Master Series has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. At February 28, 1998, the Fund owed Mitchell Hutchins $29,595 for investment advisory and administration fees.

 DISTRIBUTION PLANS
   Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to the Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares and monthly distribution fees at an annual rate of 0.50% of the average daily net assets of Class B and Class C shares. At February 28, 1998 the Fund owed Mitchell Hutchins $32,909 in service and distribution fees.

   Mitchell Hutchins also receives the proceeds of the contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended February 28, 1998, it earned $89,557 in sales charges.

TRANSFER AGENCY SERVICE FEES
   Prior to August 1, 1997, the Fund paid PaineWebber an annual fee of $4.00 per active PaineWebber shareholder account, plus certain out-of-pocket expenses, for certain services not provided by the Fund's transfer agent. For these services for the period ended July 31, 1997, PaineWebber earned $5,548 in service fees.

   Subsequent to July 31, 1997, PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the seven months ended February 28, 1998, PaineWebber received from PFPC, Inc., not the Fund, approximately 47% of the total transfer agency and related service fees collected by PFPC, Inc. from the Fund.

OTHER LIABILITIES
   At February 28, 1998, the amounts payable for Fund shares repurchased and dividends payable aggregated $743,725 and $83,246, respectively.

NOTES TO FINANCIAL STATEMENTS

CAPITAL STOCK
   There are 10 billion shares of $0.001 par value common stock authorized for Master Series, of which 1 billion were allocated to the Fund. Transactions in shares of common stock, at $1.00 per share, were as follows:


                                            CLASS A                          CLASS B                           CLASS C
                                  --------------------------       ----------------------------       -----------------------------
                                     FOR THE YEARS ENDED                FOR THE YEARS ENDED                FOR THE YEARS ENDED
                                        FEBRUARY 28,                      FEBRUARY 28,                        FEBRUARY 28,
                                  --------------------------       ----------------------------       -----------------------------
                                     1998           1997             1998              1997              1998             1997
                                  ----------     -----------      ------------     ------------       ------------    ------------
Shares sold .................     83,455,097     125,631,344        38,617,856        19,555,704       168,632,470      76,050,153
Shares repurchased ..........    (87,554,268)   (139,742,746)      (38,164,045)      (26,762,760)     (168,978,832)    (76,435,118)

Shares Converted from
  Class B to Class A ........      4,719,104       1,679,739        (4,719,104)       (1,679,739)               --              --
Dividends reinvested ........        555,101         503,194           592,135           678,507           150,654         133,138
                                ------------    ------------      ------------      ------------     -------------    ------------
Net increase (decrease)
  in shares outstanding .....      1,175,034     (11,928,469)       (3,673,158)       (8,208,288)         (195,708)       (251,827)
                                ============    ============      ============      ============     =============    ============


FEDERAL TAX STATUS
   The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.

   At February 28, 1998, the Fund had capital loss carryforwards of $11,343 available as a reduction, to the extent provided in the regulations, of future net realized gains, which will expire between February 28, 1999 and February 28, 2006. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

PAINEWEBBER MONEY MARKET FUND


FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout each year is presented below:


                                                                                   CLASS A
                                                             --------------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                             --------------------------------------------------
                                                                 FEBRUARY 28,   FEBRUARY 29,    FEBRUARY 28,
                                                             --------------------------------------------------
                                                                1998      1997      1996       1995      1994
                                                              --------  --------  ---------  --------  --------

Net asset value, beginning of year ....................        $ 1.00    $ 1.00    $ 1.00    $ 1.00     $ 1.00
                                                               ------    ------    ------     ------    ------
Net investment income .................................         0.042     0.040     0.046     0.037      0.016
Dividends from net investment income ..................        (0.042)   (0.040)   (0.046)   (0.037)    (0.016)
                                                               ------    ------    ------     ------    ------
Net asset value, end of year ..........................        $ 1.00    $ 1.00    $ 1.00    $ 1.00     $ 1.00
                                                               ======    ======    ======     ======    ======
Total investment return(1) ............................          4.33%     4.11%     4.69%     3.95%      1.64%
                                                               ======    ======    ======     ======    ======
Ratios/Supplemental data:
Net assets, end of year (000's) .......................       $12,983   $11,808   $23,735    $21,042   $14,204
Expenses to average net assets ........................          1.41%     1.42%     1.31%      1.06%     1.72%
Net investment income to average net assets ...........          4.29%     4.09%     4.68%      3.85%     1.70%



----------
(1) Total investment return is calculated assuming a $1,000 investment in Fund shares on the first day of each year reported, reinvestment of all dividends and other distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results for each class would be lower if sales charges were included.

PAINEWEBBER MONEY MARKET FUND



                                                                                   CLASS B
                                                             --------------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                             --------------------------------------------------
                                                                 FEBRUARY 28,   FEBRUARY 29,    FEBRUARY 28,
                                                             --------------------------------------------------
                                                                1998      1997      1996       1995      1994
                                                              --------  --------  ---------  --------  --------

Net asset value, beginning of year ....................        $ 1.00     $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                               ------     ------    ------    ------    ------
Net investment income .................................         0.037      0.035     0.041     0.032    0.011
Dividends from net investment income ..................        (0.037)    (0.035)   (0.041)   (0.032)  (0.011)
                                                               ------     ------    ------    ------    ------
Net asset value, end of year ..........................        $ 1.00     $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                               ======     ======    ======    ======    ======
Total investment return(1) ............................          3.81%      3.60%     4.18%     3.41%     1.12%
                                                               ======     ======    ======    ======    ======
Ratios/Supplemental data:
Net assets, end of year (000's) .......................       $14,715     $18,389   $26,592   $39,123   $ 9,819
Expenses to average net assets ........................          1.90%       1.90%     1.79%     1.55%    2.25%
Net investment income to average net assets ...........          3.78%       3.55%     4.17%     3.46%    1.16%



                                                                                 CLASS C
                                                             --------------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                             --------------------------------------------------
                                                                 FEBRUARY 28,   FEBRUARY 29,    FEBRUARY 28,
                                                             --------------------------------------------------
                                                                1998      1997      1996       1995      1994
                                                              --------  --------  ---------  --------  --------

Net asset value, beginning of year ....................        $ 1.00     $ 1.00    $ 1.00     $ 1.00    $ 1.00
                                                               ------     ------    ------     ------    ------
Net investment income .................................         0.037      0.034     0.041      0.033     0.012
Dividends from net investment income ..................        (0.037)    (0.034)   (0.041)    (0.033)   (0.012)
                                                               ------     ------    ------     ------    ------
Net asset value, end of year ..........................        $ 1.00     $ 1.00   $ 1.00      $ 1.00    $ 1.00
                                                               ======     ======    ======     ======    ======
Total investment return(1) ............................          3.78%      3.50%    4.14%       3.44%     1.19%
                                                               ======     ======    ======     ======    ======
Ratios/Supplemental data:
Net assets, end of year (000's) .......................       $ 5,308    $ 5,504   $ 5,754    $16,137   $ 9,430
Expenses to average net assets ........................          1.95%      1.99%     1.79%      1.55%     2.14%
Net investment income to average net assets ...........          3.76%      3.47%     4.27%      3.35%     1.36%


PAINEWEBBER MONEY MARKET FUND


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of PaineWebber Money Market Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PaineWebber Money Market Fund (the "Fund", one of the portfolios constituting PaineWebber Master Series, Inc.) at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
April 17, 1998

PAINEWEBBER MONEY MARKET FUND



TAX INFORMATION
   We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (February 28, 1998) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. No portion of these distributions qualifies for the corporate dividend received deduction available to corporate shareholders.

   Distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

   Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 1998. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1999. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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14

DIRECTORS

E. Garrett Bewkes, Jr.
CHAIRMAN                                Meyer Feldberg
                                        Mary C. Farrell
Margo N. Alexander                      George W. Gowen
Richard Q. Armstrong                    Frederic V. Malek
Richard R. Burt                         Carl W. Schafer

PRINCIPAL OFFICERS

Margo N. Alexander                      Paul H. Schubert
PRESIDENT                               VICE PRESIDENT AND TREASURER

Victoria E. Schonfeld                   Dennis McCauley
VICE PRESIDENT                          VICE PRESIDENT

Dianne E. O'Donnell                     Susan P. Ryan
VICE PRESIDENT AND SECRETARY            VICE PRESIDENT

INVESTMENT ADVISER
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019




THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

                                   PaineWebber
                        (C) 1998 PaineWebber Incorporated
                                   Member SIPC

PaineWebber

Money Market

Fund

ANNUAL REPORT



February 28, 1998